As filed with the Securities and Exchange Commission on May 25, 2007

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): MAY 25, 2007


                      METROMEDIA INTERNATIONAL GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


               1-5706                                   58-0971455
--------------------------------------------------------------------------------
       (Commission File Number)            (I.R.S. Employer Identification No.)


       8000 TOWER POINT DRIVE
      CHARLOTTE, NORTH CAROLINA                            28227
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:   (704) 321-7380
                                                          ----------------------

                                      N/A
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02    DEPARTURE  OF  DIRECTORS   OR  CERTAIN   OFFICERS;   ELECTION  OF
             DIRECTORS;   APPOINTMENT   OF  CERTAIN   OFFICERS;   COMPENSATORY
             ARRANGEMENTS OF CERTAIN OFFICERS.

             On May  25,  2007,  the  Board  of  Directors  (the  "BOARD")  of
Metromedia   International  Group,  Inc.  (the  "COMPANY")  took  the  actions described below, which actions were also separately approved by the Compensation Committee of the Board (the "COMPENSATION COMMITTEE") and then recommended by the Compensation Committee to the Board for approval. The actions were all effective on May 25, 2007.

A.  ADOPTION OF THE STOCK INCENTIVE PLAN

             The Metromedia International Group, Inc. 2007 Stock Incentive Plan (the "PLAN") was adopted and became effective on May 25, 2007. Other than the restricted stock award described below, the Company has not granted any awards under the Plan.

             The Plan provides for the issuance of shares of common stock of the Company, par value $0.01 per share ("COMMON STOCK"), pursuant to restricted stock awards, stock options and other stock-based incentive awards granted to employees pursuant to the Plan. No more than 12,000,000 shares of Common Stock may be delivered pursuant to awards under the Plan, subject to adjustment in the event of dividends or other distributions, recapitalizations, stock splits, reorganizations, mergers, consolidations, combinations, repurchases or exchanges of shares of Common Stock or other similar transaction or event.

             The Board appointed the Compensation Committee to administer the Plan. The Compensation Committee has authority to designate award recipients, determine the type of awards to be granted under the Plan and the number of shares of Common Stock to be subject thereto, determine the terms and conditions of awards, interpret the Plan and awards granted under the Plan, accelerate the vesting of awards and make other determinations and take other actions the Compensation Committee deems necessary or desirable for the administration of the Plan.

             The Plan  provides  that,  if there is a change in control of the
Company, the Compensation Committee may provide that outstanding awards become fully vested and, if applicable, exercisable. A change in control includes (i) a change in beneficial ownership or voting power of 40% or more of the shares of Common Stock, (ii) certain changes in the membership of the Board or (iii) a reorganization, merger, recapitalization, consolidation, statutory share exchange or similar form of corporate transaction or a sale of all or substantially all of the business or assets of the Company, subject to several exceptions contemplating business and ownership continuity following a transaction.

             The Board may amend or terminate the Plan at any time, and the Compensation Committee may amend or terminate outstanding awards under the Plan at any time, in each case, so long as any such amendment or termination does not materially and adversely affect the interests of any award holder or beneficiary.

B.  RESTRICTED STOCK AWARD

             An award of 9,110,000 shares of restricted Common Stock was granted by the Company to its Chairman, President and Chief Executive Officer, Mark S. Hauf, on May 25, 2007, pursuant to the Plan described above. The award is intended to (i) reward Mr. Hauf for Company value creation to date, (ii) provide him with an opportunity to share in future Company success, (iii) motivate him to maximize value for the Company's stockholders and (iv) retain his services over a three-year vesting period. The shares of restricted Common Stock are subject to transfer and forfeiture conditions outlined in the restricted stock award agreement and the Plan.

             Of the total number of shares of Common Stock subject to the restricted stock award, 2,610,000 are granted in order to make Mr. Hauf whole, on a net after-tax basis, for potential "golden parachute" excise taxes in the event of a change in control of the Company in which shareholders of the Company receive cash consideration. These shares vest only to the extent necessary to cover such excise taxes and will be forfeited to the extent not necessary for that purpose. The Company has also agreed to pay Mr. Hauf any additional cash payments necessary to keep him whole in respect of such taxes to the extent not covered by the vesting of these restricted shares. If a change in control occurs in which the Company's shareholders do not receive cash consideration, the Company will pay Mr. Hauf in cash to keep him whole for the "golden parachute" excise taxes.

             The remainder of the award, 6,500,000 shares, shall vest according to the following schedule: 50% vest on the first anniversary of the date the award was granted (which anniversary will first occur on May 25, 2008) and 25% vest on each of the second and third anniversaries of the date of grant, subject to Mr. Hauf's continued employment with the Company on each such vesting date. In addition, any unvested portion of the award will fully vest immediately (i) upon a change in control of the Company, (ii) upon termination of Mr. Hauf's employment by the Company without cause, (iii) if Mr. Hauf resigns for good reason, (iv) upon Mr. Hauf's death or (v) upon the termination of Mr. Hauf's employment by the Company due to Mr. Hauf's disability. (Change in control has the same meaning as in the Plan; cause, good reason and disability are defined in the restricted stock award agreement.)


C.  AMENDMENT TO CEO EMPLOYMENT AGREEMENT

             The Company entered into an amendment (the "AMENDMENT") to Mr. Hauf's employment agreement dated October 6, 2003, effective October 1, 2003, as amended from time to time (the "EMPLOYMENT AGREEMENT"). The Amendment provides for certain severance payments and benefits - the rights to which had previously been waived by Mr. Hauf in connection with the Company's sale in 2005 of its interest in its Peterstar joint venture. The Amendment also provides for certain compensation and benefits related to Mr. Hauf's performance of his employment duties outside of the United States, which the Board and the Compensation Committee determined were critical to providing an appropriate and competitive compensation package to Mr. Hauf.

             SEVERANCE. The Amendment provides that, if Mr. Hauf's employment is terminated by the Company without cause or by Mr. Hauf with good reason (as cause and good reason are defined in the Employment Agreement), Mr. Hauf will be entitled to receive the following payments and benefits, subject to his execution of a release of claims and continued compliance with restrictive covenants in the Employment Agreement and Transaction Bonus Agreement:

             o Continued payment of his base salary for (i) 18 months, if such termination of employment does not occur within the one-year period following a change in control (as defined in the Amendment, which definition is substantially identical to the definition in the Plan, which is described above); or
                 (ii) 36 months if such termination occurs within the one-year period following a change in control. However, if necessary to avoid the application of Section 409A of the Internal Revenue Code, Mr. Hauf may not receive any amounts until six months after his termination of employment or his death, and

             o Continued medical and dental insurance for the period of salary continuation described above.

             ADDITIONAL COMPENSATION AND BENEFITS. The Amendment provides that the Company will provide Mr. Hauf with the following additional compensation and benefits items:

             o A cash amount, added to Mr. Hauf's salary and payable ratably over the course of each fiscal year (commencing during the 2007 fiscal year), at the same time the salary is paid, of an amount intended to compensate Mr. Hauf for the declining value of the U.S. dollar against the Georgian lari since the Employment Agreement became effective. This make-whole amount is calculated based on comparing the relevant exchange rate on the first day of each fiscal year to the exchange rate during the month when the Employment Agreement first became effective.

             o Reimbursement for the costs of airfare for Mr. Hauf and his wife and daughter, in business class, for two round-trips per person per calendar year between the country of Georgia and either China or the United States.

             o Reimbursement for the costs incurred by Mr. Hauf to maintain security guards and their facilities at his residence in the country of Georgia, up to an aggregate cost of $20,000 annually.

             o A one-time, lump sum $400,000 cash allowance to be used by Mr. Hauf for the purchase of furnishings in the United States for his residence in the country of Georgia.

             o Reimbursement for expenses relating to shipment of Mr. Hauf's home furnishings from the United States to his residence in the country of Georgia, up to an aggregate cost of $100,000.

             o Replace the housing expense reimbursement commitment currently included in the Employment Agreement, providing for reimbursement of up to $144,000 per year, with a $12,000 monthly housing allowance.


D. STAY BONUS AWARD FOR VICE PRESIDENT OF FINANCE AND CHIEF ACCOUNTING OFFICER

             The Company entered into a stay bonus agreement with B. Dean Elledge, the Company's Vice President of Finance and Chief Accounting Officer, to pay Mr. Elledge a $50,000 stay bonus if Mr. Elledge remains employed with the Company for nine months. If Mr. Elledge's employment is terminated before the expiration of nine months, either (i) by the Company without cause, or
(ii) following a change in control, by Mr. Elledge for good reason (as cause and good reason are defined in the stay bonus agreement), he will receive the stay bonus on the date of termination.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

       (d)   Exhibits:

             None.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  METROMEDIA INTERNATIONAL GROUP, INC.
                                  (Registrant)



                                  By:  /s/ Harold F. Pyle, III
                                       -----------------------------------
                                       Name:   Harold F. Pyle, III
                                       Title:  Vice President Finance, Chief
                                               Financial Officer and Treasurer


Date: May 25, 2007
Charlotte, NC